UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2004


                              LAS VEGAS SANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


             333-42147                                 04-3010100
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      (Commission File Number)             (IRS Employer Identification No.)


   3355 LAS VEGAS BOULEVARD SOUTH,
   LAS VEGAS, NEVADA                                     89109
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(Address of principal executive offices)               (Zip Code)


                                 (702) 414-1000
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               Registrant's telephone number, including area code:


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


                  UNDERWRITING AGREEMENT

         On December 14, 2004, Las Vegas Sand, Inc., a Nevada corporation (the "Company") entered into an underwriting agreement dated December 14, 2004 (the "Agreement") among the Company, Las Vegas Sand Corp., a Nevada corporation and the Company's parent ("LVSC"), and Goldman, Sachs & Co. as representative of the several underwriters named in the Agreement (collectively the "Underwriters") relating to the issuance and sale by LVSC to the Underwriters of 23,809,524 shares of LVSC's common stock at a purchase price of $27.1875 in LVSC's initial public offering (the offering price to the public of $29.00 per share minus the underwriters' discount). LVSC has also granted the Underwriters an option to acquire an additional 3,571,429 shares for the sole purpose of covering sales of shares in excess of the 23,809,524 shares. The Agreement contains customary representations and warranties, closing conditions and indemnification obligations. The Company was discharged and released from its obligations under the Agreement upon the consummation of the closing of the offering on December 20, 2004.


                  AGREEMENT AND PLAN OF MERGER


         On December 17, 2004, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") among, the Company, LVSC and Las Vegas Sands Mergerco, Inc. ("Mergerco"), pursuant to which Mergerco merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of LVSC.

         Pursuant to the terms of the Merger Agreement, in the merger, each holder of the Company's common stock received 266.0327553 shares of LVSC's common stock in exchange for one share of the Company's common stock. Each option to purchase one share of the Company's common stock was converted into an option to purchase 266.0327553 shares of LVSC's common stock. The merger was consummated on December 17, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAS VEGAS SANDS, INC.



                                        By: /s/ Scott D. Henry
                                            -------------------------------
                                            Name:  Scott D. Henry
                                            Title: Senior Vice President and
                                                   Chief Financial Officer




Date:  December 20, 2004